Exhibit 99.1

Riot Blockchain Announces Leadership Changes

CASTLE ROCK, CO / ACCESSWIRE / February 5, 2019 /
Riot Blockchain, Inc. (RIOT) (the ''Company'') today announced that its Board of Directors is implementing leadership and governance structure changes.  Jeff McGonegal is being named Chief Executive Officer, replacing departing Chris Ensey, who had joined the Company in January 2018 as its Chief Operating Officer and had been appointed interim Chief Executive Officer, in September 2018. Jeffrey Vormittag, Chief Operating Officer of the Company’s wholly owned subsidiary, Riot Blockchain Canada Inc. will also be leaving the company. The Board wishes to thank Mr. Ensey and Mr. Vormittag for their past efforts and wishes them well in their future endeavors.
Jeff McGonegal’s career has spanned over forty years in senior leadership roles working primarily with public entities assisting them with financing, merger and acquisition transactions. Mr. McGonegal had previously served as the Company’s long time Chief Financial Officer until April 2018 and subsequently had been assisting Riot Blockchain in a consulting role.
In addition, the Company also announced changes to its Board Committee structure with the Nominating Committee and the Governance Committee being re-combined into one Committee. The Investment and Strategy Committee formed in September 2018, has been disbanded with the objectives of this Committee now being undertaken by the full Board of Directors.   These changes are designed to make the Board more effective and reduce costs.
Riot Blockchain’s Board of Directors is very focused on delivering value for the Company’s shareholders and believes that a new streamlined leadership structure is critical to achieving success, while also achieving cost reductions.
About Riot Blockchain
Riot Blockchain is focused on building, operating, and supporting blockchain technologies. Its primary operations consist of cryptocurrency mining, targeted development of exchange and mining pool platforms, along with other investments within the sector. For more information, visit: http://www.RiotBlockchain.com/.
Investor Notice
Investing in our securities involves a high degree of risk. Before making an investment decision, you should carefully consider the risks, uncertainties and forward-looking statements described under "Risk Factors" in Item 1A of our most recent Form 10-K for the fiscal year ended December 31, 2017 filed with the Securities and Exchange Commission (the "SEC") on April 17, 2018, as amended on Form 10-K/A on April 30, 2018 and June 29, 2018, and in periodic and current reports we file with the SEC. If any of these risks were to occur, our business, financial condition or results of operations would likely suffer. In that event, the value of our securities could decline, and you could lose part or all of your investment. The risks and uncertainties we describe are not the only ones facing us. Additional risks not presently known to us or that we currently deem immaterial may also impair our business operations. In addition, our past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results in the future. See "Safe Harbor" below.
Safe Harbor
The information provided in this press release may include forward-looking statements relating to future events or the future financial performance of the Company. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as "anticipates," "plans," "expects," "intends," "will," "potential," "hope" and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon current expectations of the Company and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. Detailed information regarding factors that may cause actual results to differ materially from the results expressed or implied by statements in this press release relating to the Company may be found in the Company's periodic and current filings with the Securities and Exchange Commission, including the factors described in the sections entitled "Risk Factors", copies of which may be obtained from the SEC's website at www.sec.gov. The Company does not undertake any obligation to update forward-looking statements contained in this press release.

Media Contact:
PR@RiotBlockchain.com
Investor Contact:
IR@RiotBlockchain.com
SOURCE: Riot Blockchain, Inc.